ARTHUR ANDERSEN


                                                             EXHIBIT 23.1





                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


   As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated February 2, 1996 incorporated by reference in Northwestern Public Service Company s Annual Report on Form 10-K for the year ended December 31, 1995 and to all references to our Firm included in this registration statement.


                                      /s/  ARTHUR ANDERSEN LLP




   Minneapolis, Minnesota
   December 26, 1996